                                                                         EX.99.6



 [GRAPHIC OMITTED]                            FREE WRITING PROSPECTUS FOR
                                                       OWNIT, SERIES 2006-1
-------------------------------------------------------------------------------



                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS


                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1









               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER




                                JANUARY 10, 2006
-------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

[GRAPHIC OMITTED]                                  FREE WRITING PROSPECTUS FOR
                                                            OWNIT, SERIES 2006-1
-------------------------------------------------------------------------------

                                IMPORTANT NOTICES
The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


-------------------------------------------------------------------------------
   RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
       SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

                                                          Deal                                     Front  Back
Deal              Loan               Loan                 Per-                                      End   End   Full  Owner  Single
Name        Characteristics         Number      Balance  centage    WAC  WALA  FICO   OLTV   COLTV  DTI   DTI   Doc    Occ   Family
       ----------------------------------------------------------------------------------------------------------------------------

OWNIT           Aggregate           3,178    725,406,950  100.00%   6.61  2     668    78.3   93.6   0.0  43.8   61.9   97.8   74.4
06-1

               Rate 9.5-10             62      3,244,553    0.45%   9.91  2     645    98.0   98.0        45.1   60.6  100.0   59.1
            RATE 10.001-10.5           15        803,928    0.11%  10.33  2     657   100.0  100.0        46.5   28.7  100.0   60.9
             RATE 10.501-11            44      2,445,707    0.34%  10.90  2     626    99.3   99.3        43.3   75.1  100.0   69.3
            RATE 11.001-11.5           59      2,262,726    0.31%  11.33  2     611    99.7   99.7        44.8   77.6  100.0   78.4
         RATE greater than 11.5         7        281,220    0.04%  11.86  3     600    98.4   98.4        43.1   63.4  100.0   46.5

       ----------------------------------------------------------------------------------------------------------------------------

               LB <50,000             253     19,747,068    2.72%   7.59  2     661    79.5   90.9        41.4   73.8   98.5   75.9
             LB 50,001-100K         1,228    183,883,562   25.35%   6.80  2     654    78.3   92.8        42.4   75.4   97.7   72.5
               LB 100-200K            733    180,422,589   24.87%   6.62  2     663    77.9   92.8        43.6   61.9   96.8   72.7
               LB 200-300k            409    141,826,740   19.55%   6.43  2     670    77.9   94.4        44.8   57.1   98.1   72.3
              LB 300K-400K            250    111,336,867   15.35%   6.38  2     684    78.0   95.3        46.3   53.5   99.6   79.8
              LB 400K-500k             94     51,357,608    7.08%   6.29  3     686    78.5   94.5        43.0   48.6   98.8   83.0
               LB 500-600k             31     19,836,675    2.73%   6.16  3     674    78.2   93.2        41.4   48.2   93.4   70.8
               LB 600-700k              8      5,919,358    0.82%   6.37  2     701    77.0   90.6        44.4   38.1   87.4   75.9
               LB 700-800k              5      4,336,024    0.60%   6.38  2     692    75.4   87.5        37.7   38.8  100.0   80.3
               LB 800-900k              1        995,000    0.14%   5.50  5     757    71.8  100.0        38.9  100.0  100.0    0.0
               LB 900-1MM
                LB > 1MM

       ----------------------------------------------------------------------------------------------------------------------------

                FICO <500
              FICO 501-525              5      1,602,708    0.22%   7.65  1     518    67.2   78.5        35.9   20.0  100.0   59.1
              FICO 526-550             22      4,374,708    0.60%   7.53  2     544    70.5   74.0        41.1   68.3  100.0   70.3
              FICO 551-575            109     21,603,811    2.98%   7.64  2     565    71.1   72.4        42.2   78.8  100.0   87.4
              FICO 576-600            190     34,462,258    4.75%   7.39  2     590    75.2   86.9        41.9   74.6   99.2   76.2
              FICO 601-625            483     87,181,925   12.02%   6.95  2     613    78.1   90.1        43.8   74.3   99.1   76.4
              FICO 626-650            585    130,079,107   17.93%   6.56  2     640    78.2   92.6        43.0   73.0   97.5   73.9
              FICO 651-700          1,088    259,049,573   35.71%   6.48  2     674    78.8   95.8        44.2   59.4   97.8   73.9
                  >700                696    187,052,861   25.79%   6.36  2     734    79.2   97.0        44.3   47.9   96.7   73.0

       ----------------------------------------------------------------------------------------------------------------------------

                 LTV 80             1,247    289,160,173   39.86%   6.56  2     659    72.9   88.6        43.8   64.2   98.0   71.6
                LTV 80-85           1,488    385,819,019   53.19%   6.44  3     676    80.2   97.3        44.2   59.6   99.0   76.4
              LTV 85.01-90            120     23,923,256    3.30%   7.50  2     653    89.7   89.9        39.0   64.1   74.6   85.9
              LTV 90.01-95             62     11,186,520    1.54%   7.53  2     659    94.5   94.5        38.0   70.9   96.8   62.6
              LTV 95.01-100           261     15,317,983    2.11%   9.56  2     660   100.0  100.0        44.3   67.5  100.0   67.6
                LTV >100

       ----------------------------------------------------------------------------------------------------------------------------

                2nd Home               13      3,346,442    0.46%   6.73  2     680    78.1   79.3        37.9   26.2    0.0   72.2
             Invest Property           53     12,788,818    1.76%   7.58  2     694    81.9   82.1        37.3   36.7    0.0   69.5

       ----------------------------------------------------------------------------------------------------------------------------

                2nd lien              251     12,434,848    1.71%   10.1  2     657    99.5   99.5        45.2   63.2  100.0   68.1
            Simultaneous 2nds       2,172    540,117,616   74.46%   6.42  2     677    78.6   99.2        44.9   60.0   99.9   72.2

       ----------------------------------------------------------------------------------------------------------------------------

               Stated Doc             445    111,860,368   15.42%   7.08  2     703    78.2   96.1        45.1    0.0   98.2   74.3
                 Limited               95     25,289,423    3.49%   6.49  3     682    79.2   95.8        41.9    0.0   94.1   63.6
                 No Doc

       ----------------------------------------------------------------------------------------------------------------------------

                Purchase            2,265    526,622,300   72.60%   6.54  2     677    79.4   98.0        44.6   59.0   98.1   70.8
              Cash Out Refi           809    178,292,812   24.58%   6.78  2     641    75.3   82.2        41.8   68.9   97.0   83.9
             Rate Term Refi           104     20,491,838    2.82%   6.78  2     650    73.9   78.8        38.8   77.1   97.5   84.9

       ----------------------------------------------------------------------------------------------------------------------------

               2-4 Family              39     13,128,447    1.81%   6.75  2     693    78.6   90.2        42.8   29.1   78.8    0.0
                  Condo               250     48,999,331    6.75%   6.64  2     678    79.1   97.7        44.9   61.0   99.6    0.0

       ----------------------------------------------------------------------------------------------------------------------------

                  Fixed               606     82,850,473   11.42%   7.48  2     645    77.0   82.5        40.9   70.5   99.4   79.9
                   Arm              2,572    642,556,477   88.58%   6.49  2     671    78.4   95.0        44.1   60.8   97.6   73.7

       ----------------------------------------------------------------------------------------------------------------------------

           Back End DTI 45-50         858    215,274,811   29.68%   6.62  2     677    78.7   95.1        47.8   52.8   98.8   74.1
           Back End DTI 50-55         700    168,491,160   23.23%   6.45  2     668    78.2   95.1        52.5   75.0   99.0   72.5
            Back End DTI > 55         106     24,328,213    3.35%   6.49  2     657    77.4   94.5        55.8   80.3   97.5   71.5

       ----------------------------------------------------------------------------------------------------------------------------

                   IO               1,972    536,908,529   74.01%   6.41  3     673    78.4   95.3        44.7   61.7   98.1   74.5
                  Cali              1,340    428,198,817   59.03%   6.43  2     675    77.4   93.2        44.9   58.5   97.8   79.7
                 N Cali               563    178,609,226   24.62%   6.35  3     674    77.0   93.7        45.2   65.5   98.6   86.5
                 S Cali               777    249,589,591   34.41%   6.49  2     676    77.7   92.9        44.6   53.5   97.2   74.9
                   NY
                   FL                 176     31,980,055    4.41%   7.00  2     652    79.2   91.1        41.4   54.0   96.4   63.6
                 Georgia               84     11,613,590    1.60%   7.40  2     643    81.2   93.8        39.5   70.6   97.7   46.2
                  Ohio                 99     11,902,142    1.64%   7.24  2     655    83.9   95.7        40.1   74.8  100.0   87.0
                Maryland                6      1,294,461    0.18%   6.85  2     667    76.0   87.4        39.7   57.7  100.0   71.0

       ----------------------------------------------------------------------------------------------------------------------------

       40 yr Loans and 45 yr Loans    116     24,803,808    3.42%   7.20  1     659    76.7   94.6        46.1   64.5   99.4   64.3

       ----------------------------------------------------------------------------------------------------------------------------

       Purchase Loans w/Simul 2nds  1,861    470,698,817   64.89%   6.41  2     679    78.7   99.5        45.1   59.0   99.9   70.5
        Stated Doc Purchase Loans     309     89,518,955   12.34%   6.89  2     710    78.8   99.7        45.6    0.0   99.9   74.6
              w/Simul 2nds
        IO Purchase Loans w/Simul   1,408    390,762,530   53.87%   6.34  3     681    78.7   99.5        45.5   59.5   99.9   71.1
                  2nds
         Stated Doc IO Purchase       219     70,756,174    9.75%   6.85  2     712    78.7   99.8        46.1    0.0   99.8   75.3
           Loans w/Simul 2nds

       ----------------------------------------------------------------------------------------------------------------------------

              FICO Std Dev          51.57
              LTV Std Dev           10.19

Deal                Loan              Pur-       Simul                Init    Subs     Life
Name           Characteristics        chase       2nds      IO         Cap     Cap      Cap
        -------------------------------------------------------------------------------------

OWNIT            Aggregate            72.6        74.5      74.0      3.0      1.0       6.0
06-1

                Rate 9.5-10           84.8          0.0     0.0       3.0      1.0       6.0
             RATE 10.001-10.5         88.0          0.0     0.0       0.0      0.0       0.0
              RATE 10.501-11          82.1          0.0     0.0       3.0      1.0       6.0
             RATE 11.001-11.5         79.1          0.0     0.0       0.0      0.0       0.0
          RATE greater than 11.5      82.2          0.0     0.0       0.0      0.0       0.0

        -------------------------------------------------------------------------------------

                LB <50,000            67.1         53.6     29.1      3.0      1.0       6.0
              LB 50,001-100K          66.3         70.9     56.8      3.0      1.0       6.0
                LB 100-200K           71.4         72.7     72.7      3.0      1.0       6.0
                LB 200-300k           74.5         78.8     86.3      3.0      1.0       6.0
               LB 300K-400K           80.4         83.0     87.7      3.0      1.0       6.0
               LB 400K-500k           76.7         81.0     95.7      3.0      1.0       6.0
                LB 500-600k           67.5         74.1     83.9      3.0      1.0       6.0
                LB 600-700k           75.3         62.7     87.4      3.0      1.0       6.0
                LB 700-800k          100.0         61.0     80.9      3.0      1.0       6.0
                LB 800-900k          100.0        100.0    100.0      3.0      1.0       6.0
                LB 900-1MM
                 LB > 1MM

        -------------------------------------------------------------------------------------

                 FICO <500
               FICO 501-525           54.5         54.5     37.8      3.0      1.0       6.0
               FICO 526-550           38.2         17.6     37.6      3.0      1.0       6.0
               FICO 551-575           22.0          6.7     46.7      3.0      1.0       6.0
               FICO 576-600           65.3         57.9     50.7      3.0      1.0       6.0
               FICO 601-625           56.7         59.3     64.3      3.0      1.0       6.0
               FICO 626-650           62.9         70.8     75.2      3.0      1.0       6.0
               FICO 651-700           76.7         81.7     77.1      3.0      1.0       6.0
                   >700               89.2         86.4     82.1      3.0      1.0       6.0

        -------------------------------------------------------------------------------------

                  LTV 80              63.8         69.1     70.3      3.0      1.0       6.0
                 LTV 80-85            81.3         88.0     81.0      3.0      1.0       6.0
               LTV 85.01-90           50.8          2.3     59.8      3.0      1.0       6.0
               LTV 90.01-95           35.1          0.0     48.9      3.0      1.0       6.0
               LTV 95.01-100          81.4          0.0     9.7       3.0      1.0       6.0
                 LTV >100

        -------------------------------------------------------------------------------------

                 2nd Home             68.4          7.8     59.5      3.0      1.0       6.0
              Invest Property         62.4          2.1     65.2      3.0      1.0       6.0

        -------------------------------------------------------------------------------------

                 2nd lien             83.4          0.0     0.0       0.0      0.0       0.0
             Simultaneous 2nds        87.2        100.0     81.9      3.0      1.0       6.0

        -------------------------------------------------------------------------------------

                Stated Doc            85.6         85.8     72.0      3.0      1.0       6.0
                  Limited             88.3         80.6     84.9      3.0      1.0       6.0
                  No Doc

        -------------------------------------------------------------------------------------

                 Purchase            100.0         89.4     79.6      3.0      1.0       6.0
               Cash Out Refi           0.0         36.1     60.5      3.0      1.0       6.0
              Rate Term Refi           0.0         25.0     49.1      3.0      1.0       6.0

        -------------------------------------------------------------------------------------

                2-4 Family            68.7         55.8     72.7      3.0      1.0       6.0
                   Condo              91.8         89.3     80.4      3.0      1.0       6.0

        -------------------------------------------------------------------------------------

                   Fixed              40.1         28.4     19.7      0.0      0.0       0.0
                    Arm               76.8         80.4     81.0      3.0      1.0       6.0

        -------------------------------------------------------------------------------------

            Back End DTI 45-50        77.9         79.1     78.7      3.0      1.0       6.0
            Back End DTI 50-55        78.0         82.2     82.7      3.0      1.0       6.0
             Back End DTI > 55        76.1         80.1     75.7      3.0      1.0       6.0

        -------------------------------------------------------------------------------------

                    IO                78.0         82.4    100.0      3.0      1.0       6.0
                   Cali               75.2         75.9     86.0      3.0      1.0       6.0
                  N Cali              77.8         80.1     88.5      3.0      1.0       6.0
                  S Cali              73.3         72.9     84.1      3.0      1.0       6.0
                    NY
                    FL                69.7         62.2     45.5      3.0      1.0       6.0
                  Georgia             58.1         64.2     50.8      3.0      1.0       6.0
                   Ohio               54.4         58.0     43.0      3.0      1.0       6.0
                 Maryland             56.8         56.8     34.6      3.0      1.0       6.0

        -------------------------------------------------------------------------------------

        40 yr Loans and 45 yr Loans   76.7         80.4     0.0       3.0      1.0       6.0

        -------------------------------------------------------------------------------------

        Purchase Loans w/Simul 2nds  100.0        100.0     83.0      3.0      1.0       6.0
         Stated Doc Purchase Loans   100.0        100.0     79.0      3.0      1.0       6.0
               w/Simul 2nds
         IO Purchase Loans w/Simul   100.0        100.0    100.0      3.0      1.0       6.0
                   2nds
          Stated Doc IO Purchase     100.0        100.0    100.0      3.0      1.0       6.0
            Loans w/Simul 2nds

        -------------------------------------------------------------------------------------

               FICO Std Dev
                LTV Std Dev